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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                               February 6, 1997
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                            NEWCARE HEALTH CORPORATION
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               Exact name of Registrant as Specified in its Charter

         Nevada                    0-24110                 86-0594391
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State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

              3600 Oak Manor Lane, Building 4, Largo, Florida 34644
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           Address of Principal Executive Offices, Including Zip Code

                                (813)586-4262
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               Registrant's Telephone Number, Including Area Code
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) EXHIBITS.

         Exhibit 16.     Letter from Lovelace, Roby & Company, P.A.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   NEWCARE HEALTH CORPORATION

Dated: February 18, 1997           By /s/ Ashok Dalal
                                      Ashok Dalal, Executive Vice President